UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/04/2008

North Penn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51234

Pennsylvania	20-1882440
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503-1692
(Address of principal executive offices, including zip code)

(570) 344-6113
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 4, 2008, North Penn Bancorp, Inc. (the "Company"), and its wholly owned subsidiary, North Penn Bank (the Bank"), entered into amended and restated employment agreements with Frederick L. Hickman, President and Chief Executive Officer of the Company and the Bank, Thomas J. Dziak, Executive Vice President of the Company and the Bank and Thomas A. Byrne, Senior Vice President of the Company and the Bank. The initial base salaries for Messrs. Hickman, Dziak and Byrne under the agreements are $175,000, $92,500 and $92,000, respectively.   The other material terms of the employment agreements were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-143601) and forms of the employment agreements were filed as Exhibits to the Registration Statement.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Penn Bancorp, Inc.

Date: January 04, 2008	By:	/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer